UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                    FORM 8-K
                                  _____________

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 25, 2005
                Date of report (date of earliest event reported)

                                  _____________

                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                  _____________



         Delaware                         0-24073                  13-3817344
 (State or Other Jurisdiction     (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
                                  _____________


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by Digital Fusion, Inc. (the "Company") on March 2, 2005 announcing the resignation of Nicholas R. Loglisci, Jr. as Chairman of the Board effective March 6, 2005 and the appointment of Roy E. Crippen, III as Chairman of the Board of the Company effective March 6, 2005.


Section 9 - Financial Statements Exhibits

Item 9.01   Financial Statements and Exhibits

 (c)      Exhibits

       Exhibit No.         Description
       -----------         -----------

       99.1*               Press release dated March 2, 2005, issued by Digital
                           Fusion, Inc.

*  Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2005

                               DIGITAL FUSION, INC.



                               By: /s/ Roy E. Crippen, III
                                   ---------------------------------------------
                                   Roy E. Crippen, III, Chief Executive Officer, and Director

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1*                      Press release dated March 2, 2005, issued by Digital
                           Fusion, Inc.


*Filed herewith.